Exhibit 4.1

Execution Version

FIRST SUPPLEMENTAL INDENTURE

First Supplemental Indenture (this “First Supplemental Indenture”), dated as of July 17, 2023, among WeWork Companies LLC, a Delaware limited liability company (the “Company”), WW Co-Obligor Inc., a Delaware corporation (the “Co-Obligor” and, together with the Company, the “Issuers”), the Guarantors listed on the signature pages hereto and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”) and collateral agent (in such capacity, the “Collateral Agent”).

W I T N E S S E T H

WHEREAS, each of the Company, the Co-Obligor and the Guarantors (as defined in the Indenture referred to below) has heretofore executed and delivered to the Trustee and the Collateral Agent a First Lien Senior Secured PIK Notes Indenture (the “Base Indenture” and together with this First Supplemental Indenture, the “Indenture”), dated as of May 5, 2023, providing for the issuance of First Lien Notes up to the First Lien Notes Cap;

WHEREAS, pursuant to and on the date of the Base Indenture, the Company issued $525,000,000 aggregate principal amount of Initial Series I Notes;

WHEREAS, Sections 2.01, 2.15 and 4.09 of the Base Indenture provide that, on or subsequent to the Issue Date, the Company may issue Series II First Lien Notes and Series III First Lien Notes in an aggregate principal amount, together with the Initial Series I Notes, not to exceed the First Lien Notes Cap;

WHEREAS, the Company wishes to issue, pursuant to the Indenture, $116,666,667 aggregate principal amount of Initial Series II Notes (the “New Series II Notes”) and $58,333,333 aggregate principal amount of Initial Series III Notes (the “New Series III Notes” and, together with the New Series II Notes, the “New Notes”);

WHEREAS, Section 9.01(a)(11) of the Base Indenture provides that, without the consent of any Holder, the Company, the Guarantors and the Trustee may amend the Indenture to facilitate the issuance of First Lien Notes and therefore the Trustee is authorized to execute and deliver this First Supplemental Indenture; and

WHEREAS, all conditions and requirements necessary to the execution and delivery of this First Supplemental Indenture have been done and performed, and the execution and delivery hereof by the parties hereto has been authorized in all respects.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

ARTICLE I

DEFINITIONS

Section 1.1     Defined Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

ARTICLE II

NEW NOTES

Section 2.1 Amount of New Notes. The aggregate principal amount of New Series II Notes to be authenticated and delivered under this First Supplemental Indenture on July 17, 2023 is $116,666,667 and the aggregate principal amount of New Series III Notes to be authenticated and delivered under this First Supplemental Indenture on July 17, 2023 is $58,333,333.

Section 2.2 Terms of New Notes.

(a)

The New Series II Notes shall (i) be issued July 17, 2023 as Series II First Lien Notes under the Indenture and subject to the terms set forth therein, (ii) accrue interest from July 17, 2023, with a first interest payment date on October 1, 2023 and (iii) be issuable in whole in the form of one Definitive Note in the form, including the appropriate transfer restriction legends, provided in Exhibit A to the Base Indenture.

(b)

The New Series III Notes shall (i) be issued July 17, 2023 as Series III First Lien Notes under the Indenture and subject to the terms set forth therein, (ii) accrue interest from July 17, 2023, with a first interest payment date on October 1, 2023 and (iii) be issuable in whole in the form of one Global Note in the form, including the appropriate transfer restriction legends, provided in Exhibit A to the Base Indenture.

ARTICLE III

MISCELLANEOUS

Section 3.1 Governing Law. THIS FIRST SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 3.2 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST SUPPLEMENTAL INDENTURE, THE BASE INDENTURE, THE NEW NOTES, THE GUARANTEES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 3.3 Counterparts. The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 3.4 Headings. The headings of the Articles and Sections of this First Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this First Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

Section 3.5 The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuers and Guarantors.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

WEWORK COMPANIES LLC

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

WW CO-OBLIGOR INC.

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to First Supplemental Indenture]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Christopher J. Grell
Name:	Christopher J. Grell
Title:	Vice President

[Signature Page to First Supplemental Indenture]

1 BEACON STREET TENANT LLC
1 BELVEDERE DRIVE TENANT LLC
1 GLENWOOD AVE TENANT LLC
1 LINCOLN STREET TENANT LLC
1 MILK STREET TENANT LLC
1 POST STREET TENANT LLC
1 SOUTH DEARBORN STREET TENANT LLC
1 UNION SQUARE WEST HQ LLC
10 EAST 38TH STREET TENANT LLC
10 EAST 40TH STREET HQ LLC
100 BAYVIEW CIRCLE TENANT LLC
100 BROADWAY TENANT LLC
100 S STATE STREET TENANT LLC
100 SUMMER STREET TENANT LLC
10000 WASHINGTON BOULEVARD TENANT LLC 1001 WOODWARD AVE TENANT LLC
1003 EAST 4TH PLACE TENANT LLC
101 EAST WASHINGTON STREET TENANT LLC 101 MARIETTA STREET NORTHWEST TENANT LLC
101 NORTH 1ST AVENUE TENANT LLC
10250 CONSTELLATION TENANT LLC
1031 SOUTH BROADWAY TENANT LLC
10585 SANTA MONICA BOULEVARD TENANT LLC
10845 GRIFFITH PEAK DRIVE TENANT LLC 10885 NE 4TH STREET TENANT LLC
109 S 5TH STREET TENANT LLC
10900 STONELAKE BOULEVARD TENANT LLC 1099 STEWART STREET TENANT LLC
11 PARK PL TENANT LLC
110 110TH AVENUE NORTHEAST TENANT LLC 110 CORCORAN STREET TENANT LLC
110 WALL MANAGER LLC
1100 15TH STREET NW TENANT LLC
1100 LUDLOW STREET TENANT LLC
1100 MAIN STREET TENANT LLC
1111 BROADWAY TENANT LLC
1111 WEST 6TH STREET TENANT LLC
1114 W FULTON MARKET Q LLC
1115 BROADWAY Q LLC
1115 HOWELL MILL ROAD TENANT LLC
1115 W FULTON MARKET Q LLC
115 BROADWAY TENANT LLC
115 EAST 23RD STREET TENANT LLC
1150 SOUTH OLIVE STREET TENANT LLC

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to First Supplemental Indenture]

1155 PERIMETER CENTER WEST TENANT LLC 1155 WEST FULTON STREET TENANT LLC
1156 6TH AVENUE TENANT LLC
117 NE 1ST AVE TENANT LLC
1175 PEACHTREE TENANT LLC
11801 DOMAIN BLVD TENANT LLC
12 EAST 49TH STREET TENANT LLC
12 SOUTH 1ST STREET TENANT LLC
120 WEST TRINITY PLACE TENANT LLC
1200 17TH STREET TENANT LLC
1200 FRANKLIN AVENUE TENANT LLC
1201 3RD AVENUE TENANT LLC
1201 WILLS STREET TENANT LLC
1201 WILSON BLVD TENANT LLC
12130 MILLENNIUM DRIVE TENANT LLC
1240 ROSECRANS TENANT LLC
125 S CLARK STREET TENANT LLC
125 WEST 25TH STREET TENANT LLC
12655 JEFFERSON BLVD TENANT LLC
128 SOUTH TRYON STREET TENANT LLC
130 5TH AVENUE TENANT LLC
130 MADISON AVENUE TENANT LLC
130 W 42ND STREET TENANT LLC
1305 2ND STREET Q LLC
1330 LAGOON AVENUE TENANT LLC
1333 NEW HAMPSHIRE AVENUE NORTHWEST TENANT LLC
135 E 57TH STREET TENANT LLC
135 MADISON AVE TENANT LLC
1372 PEACHTREE STREET NE TENANT LLC 1389 PEACHTREE STREET NORTHWEST TENANT LLC
1400 LAVACA STREET TENANT LLC
1410 BROADWAY TENANT LLC
1411 4TH AVENUE TENANT LLC
142 W 57TH STREET TENANT LLC
1430 WALNUT STREET TENANT LLC
1440 BROADWAY TENANT LLC
1448 NW MARKET STREET TENANT LLC
1449 WOODWARD AVENUE TENANT LLC
145 W 45TH STREET TENANT LLC
1450 BROADWAY TENANT LLC
1453 3RD STREET PROMENADE Q LLC
1455 MARKET STREET TENANT LLC
1460 BROADWAY TENANT LLC
148 LAFAYETTE STREET TENANT LLC

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to First Supplemental Indenture]

149 5TH AVENUE TENANT LLC
149 MADISON AVENUE TENANT LLC
15 WEST 27TH STREET TENANT LLC
150 4TH AVE N TENANT LLC
152 3RD STREET TENANT LLC
1525 11TH AVE TENANT LLC
1535 BROADWAY TENANT LLC
154 W 14TH STREET TENANT LLC
1547 9TH STREET HQ LLC
1557 WEST INNOVATION WAY TENANT LLC 1560 BROADWAY TENANT LLC
16 EAST 34TH STREET TENANT LLC
160 VARICK STREET TENANT LLC
160 W SANTA CLARA ST TENANT LLC
1600 7TH AVENUE TENANT LLC
1601 ELM STREET TENANT LLC
1601 MARKET STREET TENANT LLC
1601 VINE STREET TENANT LLC
161 AVENUE OF THE AMERICAS TENANT LLC 1615 PLATTE STREET TENANT LLC
1619 BROADWAY TENANT LLC
166 GEARY STREET HQ LLC
1660 LINCOLN STREET TENANT LLC
167 N GREEN STREET TENANT LLC
1700 LINCOLN STREET TENANT LLC
1725 HUGHES LANDING BOULEVARD TENANT LLC
1730 MINOR AVENUE TENANT LLC
17300 LAGUNA CANYON ROAD TENANT LLC 177 E COLORADO BLVD TENANT LLC
1775 TYSONS BOULEVARD TENANT LLC
18 WEST 18TH STREET TENANT LLC
180 GEARY STREET HQ LLC
180 SANSOME STREET TENANT LLC
1814 FRANKLIN ST Q LLC
18191 VON KARMAN AVENUE TENANT LLC 1825 SOUTH GRANT STREET TENANT LLC 1828 WALNUT ST TENANT LLC
183 MADISON AVENUE Q LLC
1840 GATEWAY DR TENANT LLC
185 MADISON AVENUE TENANT LLC
18691 JAMBOREE ROAD TENANT LLC
1875 K STREET NW TENANT LLC
1881 BROADWAY HQ LLC
1900 MARKET STREET TENANT LLC
1900 POWELL STREET TENANT LLC

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to First Supplemental Indenture]

1910 NORTH OLA AVENUE TENANT LLC
1920 MCKINNEY AVE TENANT LLC
195 MONTAGUE STREET TENANT LLC
199 WATER STREET TENANT LLC
2 BELVEDERE DRIVE TENANT LLC
2 EMBARCADERO CENTER TENANT LLC
2 NORTH LASALLE STREET TENANT LLC
20 W KINZIE TENANT LLC
200 BERKELEY STREET TENANT LLC
200 MASSACHUSETTS AVE NW TENANT LLC
200 PORTLAND TENANT LLC
200 SOUTH BISCAYNE BLVD TENANT LLC
200 SOUTH ORANGE AVENUE TENANT LLC
200 SPECTRUM CENTER DRIVE TENANT LLC
201 SPEAR ST TENANT LLC
2031 3RD AVE TENANT LLC
205 HUDSON STREET TENANT LLC
205 NORTH DETROIT STREET TENANT LLC
21 PENN PLAZA TENANT LLC
210 N GREEN PARTNERS LLC
210 N GREEN PROMOTER LLC
2120 BERKELEY WAY TENANT LLC
21255 BURBANK BOULEVARD TENANT LLC
214 WEST 29TH STREET TENANT LLC
22 CORTLANDT STREET HQ LLC
2201 BROADWAY TENANT LLC
221 6TH STREET TENANT LLC
2211 MICHELSON DRIVE TENANT LLC
222 KEARNY STREET TENANT LLC
222 NORTH SEPULVEDA TENANT LLC
222 S RIVERSIDE PLAZA TENANT LLC
2221 PARK PLACE TENANT LLC
2222 PONCE DE LEON BLVD TENANT LLC
225 SOUTH 6TH ST TENANT LLC
225 W 39TH STREET TENANT LLC
229 WEST 36TH STREET TENANT LLC
231 11TH AVE TENANT LLC
2323 DELGANY STREET TENANT LLC
24 FARNSWORTH STREET Q LLC
2-4 HERALD SQUARE TENANT LLC
2401 ELLIOTT AVENUE TENANT LLC
2420 17TH STREET TENANT LLC
2425 EAST CAMELBACK ROAD TENANT LLC
245 LIVINGSTON ST Q LLC
25 WEST 45TH STREET HQ LLC
250 E 200 S TENANT LLC

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to First Supplemental Indenture]

250 PARK AVENUE TENANT LLC
255 GIRALDA AVENUE TENANT LLC
255 GREENWICH STREET TENANT LLC
255 S KING ST TENANT LLC
2600 EXECUTIVE PARKWAY TENANT LLC
2700 POST OAK BLVD. TENANT LLC
27-01 QUEENS PLAZA NORTH TENANT LLC
2755 CANYON BLVD WW TENANT LLC
28 2ND STREET TENANT LLC
28 WEST 44TH STREET HQ LLC
29 WEST 30TH STREET TENANT LLC
30 HUDSON STREET TENANT LLC
30 WALL STREET TENANT LLC
300 MORRIS STREET TENANT LLC
300 PARK AVENUE TENANT LLC
3000 OLYM BOULEVARD TENANT LLC
3000 S ROBERTSON BLVD Q LLC
3001 BISHOP DRIVE TENANT LLC
3090 OLIVE STREET TENANT LLC
31 ST JAMES AVE TENANT LLC
3101 PARK BOULEVARD TENANT LLC
311 W 43RD STREET TENANT LLC
3120 139TH AVENUE SOUTHEAST TENANT LLC
315 EAST HOUSTON TENANT LLC
315 W 36TH STREET TENANT LLC
316 WEST 12TH STREET TENANT LLC
3200 PARK CENTER DRIVE TENANT LLC
3219 KNOX STREET TENANT LLC
3280 PEACHTREE ROAD NE TENANT LLC
33 ARCH STREET TENANT LLC
33 EAST 33RD STREET TENANT LLC
33 IRVING TENANT LLC
330 NORTH WABASH TENANT LLC
3300 N. INTERSTATE 35 TENANT LLC
332 S MICHIGAN TENANT LLC
333 WEST SAN CARLOS TENANT LLC
3365 PIEDMONT ROAD TENANT LLC
340 BRYANT STREET HQ LLC
345 4TH STREET TENANT LLC
345 WEST 100 SOUTH TENANT LLC
35 EAST 21ST STREET HQ LLC
353 SACRAMENTO STREET TENANT LLC
35-37 36TH STREET TENANT LLC
360 NW 27TH STREET TENANT LLC
3600 BRIGHTON BOULEVARD TENANT LLC
38 WEST 21ST STREET TENANT LLC

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to First Supplemental Indenture]

385 5TH AVENUE Q LLC
3900 W ALAMEDA AVE TENANT LLC
391 SAN ANTONIO ROAD TENANT LLC
40 WATER STREET TENANT LLC
400 CALIFORNIA STREET TENANT LLC
400 CAPITOL MALL TENANT LLC
400 CONCAR DRIVE TENANT LLC
400 LINCOLN SQUARE TENANT LLC
400 SPECTRUM CENTER DRIVE TENANT LLC
4005 MIRANDA AVE TENANT LLC
401 SAN ANTONIO ROAD TENANT LLC
404 FIFTH AVENUE TENANT LLC
4041 MACARTHUR BOULEVARD TENANT LLC
405 MATEO STREET TENANT LLC
408 BROADWAY TENANT LLC
410 NORTH SCOTTSDALE ROAD TENANT LLC
414 WEST 14TH STREET HQ LLC
415 MISSION STREET TENANT LLC
419 PARK AVENUE SOUTH TENANT LLC
420 5TH AVENUE Q LLC
420 COMMERCE STREET TENANT LLC
424-438 FIFTH AVENUE TENANT LLC
428 BROADWAY TENANT LLC
429 LENOX AVE TENANT LLC
430 PARK AVENUE TENANT LLC
4311 11TH AVENUE NORTHEAST TENANT LLC
433 HAMILTON AVENUE TENANT LLC
437 5TH AVENUE Q LLC
437 MADISON AVENUE TENANT LLC
44 EAST 30TH STREET HQ LLC
44 MONTGOMERY STREET TENANT LLC
44 WALL STREET HQ LLC
448 NORTH LASALLE STREET TENANT LLC
45 WEST 18TH STREET TENANT LLC
450 LEXINGTON TENANT LLC
460 PARK AVE SOUTH TENANT LLC
460 WEST 50 NORTH TENANT LLC
475 SANSOME ST TENANT LLC
483 BROADWAY TENANT LLC
49 WEST 27TH STREET HQ LLC
490 BROADWAY TENANT LLC
50 W 28TH STREET TENANT LLC
500 11TH AVE NORTH TENANT LLC
500 7TH AVENUE TENANT LLC
501 BOYLSTON STREET TENANT LLC
501 EAST KENNEDY BOULEVARD TENANT LLC

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to First Supplemental Indenture]

501 EAST LAS OLAS BLVD TENANT LLC
501 EASTLAKE TENANT LLC
5049 EDWARDS RANCH TENANT LLC
505 MAIN STREET TENANT LLC
505 PARK AVENUE Q LLC
50-60 FRANCISCO STREET TENANT LLC
511 W 25TH STREET TENANT LLC
515 FOLSOM STREET TENANT LLC
515 N STATE STREET TENANT LLC
5161 LANKERSHIM BOULEVARD TENANT LLC
5215 NORTH O’CONNOR BOULEVARD TENANT LLC
524 BROADWAY TENANT LLC
525 BROADWAY TENANT LLC
53 BEACH STREET TENANT LLC
540 BROADWAY Q LLC
545 BOYLSTON STREET Q LLC
546 5TH AVENUE TENANT LLC
550 7TH AVENUE HQ LLC
550 KEARNY STREET HQ LLC
57 E 11TH STREET TENANT LLC
575 5TH AVENUE TENANT LLC
575 LEXINGTON AVENUE TENANT LLC
5750 WILSHIRE BOULEVARD TENANT LLC
5960 BERKSHIRE LANE TENANT LLC
599 BROADWAY TENANT LLC
6 EAST 32ND STREET WW Q LLC
600 B STREET TENANT LLC
600 CALIFORNIA STREET TENANT LLC
600 H APOLLO TENANT LLC
6001 CASS AVENUE TENANT LLC
601 SOUTH FIGUEROA STREET TENANT LLC
606 BROADWAY TENANT LLC
609 5TH AVENUE TENANT LLC
609 GREENWICH STREET TENANT LLC
609 MAIN STREET TENANT LLC
611 NORTH BRAND BOULEVARD TENANT LLC
615 S. TENANT LLC
625 MASSACHUSETTS TENANT LLC
625 WEST ADAMS STREET TENANT LLC
63 MADISON AVENUE TENANT LLC
65 EAST STATE STREET TENANT LLC
650 CALIFORNIA STREET TENANT LLC
6543 SOUTH LAS VEGAS BOULEVARD TENANT LLC

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to First Supplemental Indenture]

655 MONTGOMERY ST TENANT LLC
655 NEW YORK AVENUE NORTHWEST TENANT LLC
660 J STREET TENANT LLC
660 NORTH CAPITOL ST NW TENANT LLC
6655 TOWN SQUARE TENANT LLC
67 IRVING PLACE TENANT LLC
6900 NORTH DALLAS PARKWAY TENANT LLC
695 TOWN CENTER DRIVE TENANT LLC
7 WEST 18TH STREET TENANT LLC
700 K STREET NW TENANT LLC
700 SW 5TH TENANT LLC
708 MAIN ST TENANT LLC
71 5TH AVENUE TENANT LLC
71 STEVENSON STREET Q LLC
711 ATLANTIC AVENUE TENANT LLC
725 PONCE DE LEON AVE NE TENANT LLC
7272 WISCONSIN AVENUE TENANT LLC
729 WASHINGTON AVE TENANT LLC
7300 DALLAS PARKWAY TENANT LLC
731 SANSOME STREET TENANT LLC
75 ARLINGTON STREET TENANT LLC
75 E SANTA CLARA STREET TENANT LLC
75 ROCK PLZ TENANT LLC
750 LEXINGTON AVENUE TENANT LLC
750 WHITE PLAINS ROAD TENANT LLC
755 SANSOME STREET TENANT LLC
756 W PEACHTREE TENANT LLC
77 SANDS TENANT LLC
77 SANDS WW CORPORATE TENANT LLC
77 SLEEPER STREET TENANT LLC
7761 GREENHOUSE RD TENANT LLC
777 6TH STREET NW TENANT LLC
78 SW 7TH STREET TENANT LLC
8 W 40TH STREET TENANT LLC
800 BELLEVUE WAY TENANT LLC
800 MARKET STREET TENANT LLC
800 NORTH HIGH STREET TENANT LLC
801 B. SPRINGS ROAD TENANT LLC
808 WILSHIRE BOULEVARD TENANT LLC
820 18TH AVE SOUTH TENANT LLC
821 17TH STREET TENANT LLC
83 MAIDEN LANE Q LLC
830 BRICKELL PLAZA TENANT LLC
830 NE HOLLADAY STREET TENANT LLC

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to First Supplemental Indenture]

8305 SUNSET BOULEVARD HQ LLC
8687 MELROSE AVENUE TENANT LLC
8687 MELROSE GREEN TENANT LLC
88 U PLACE TENANT LLC
880 3RD AVE TENANT LLC
881 PEACHTREE STREET NORTHEAST TENANT LLC
8910 UNIVERSITY CENTER LANE TENANT LLC
90 SOUTH 400 WEST TENANT LLC
901 NORTH GLEBE ROAD TENANT LLC
901 WOODLAND ST TENANT LLC
902 BROADWAY TENANT LLC
920 5TH AVE TENANT LLC
920 SW 6TH AVENUE TENANT LLC
9200 TIMPANOGOS HIGHWAY TENANT LLC
925 4TH AVENUE TENANT LLC
925 N LA BREA AVE TENANT LLC
9777 WILSHIRE BOULEVARD Q LLC
980 6TH AVENUE TENANT LLC
9830 WILSHIRE BOULEVARD TENANT LLC
99 CHAUNCY STREET Q LLC
99 HIGH STREET TENANT LLC
BIRD INVESTCO LLC
CITIES BY WE LLC
COMMON DESK DAYMAKER LLC
COMMON DESK HOLDINGS LLC
EUCLID LLC
FIELDLENS LLC
FIVE HUNDRED FIFTH AVENUE HQ LLC
INSURANCE SERVICES BY WEWORK LLC
LEGACY TENANT LLC
MAILROOM BAR AT 110 WALL LLC
ONE GOTHAM CENTER TENANT LLC
ONE METROPOLITAN SQUARE TENANT LLC
PARKMERCED PARTNER LLC
PLAY BY WEWORK LLC
POWERED BY WE LLC
PROJECT CAESAR LLC
PROJECT STANDBY I LLC
PROLIFIC INTERACTIVE LLC
PXWE FACILITY & ASSET MANAGEMENT SERVICES LLC
SOUTH TRYON STREET TENANT LLC
SPACIOUS TECHNOLOGIES, LLC
THE HUB TENANT LLC

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to First Supplemental Indenture]

WALTZ MERGER SUB LLC
WE RISE SHELL LLC
WE WORK 154 GRAND LLC
WE WORK 349 5TH AVE LLC
WE WORK MANAGEMENT LLC
WE WORK RETAIL LLC
WEINSURE HOLDCO LLC
WELKIO LLC
WEWORK 156 2ND LLC
WEWORK 175 VARICK LLC
WEWORK 25 TAYLOR LLC
WEWORK 261 MADISON LLC
WEWORK 54 WEST 40TH LLC
WEWORK ASSET MANAGEMENT LLC
WEWORK COMMONS LLC
WEWORK COMPANIES PARTNER LLC
WEWORK CONSTRUCTION LLC
WEWORK HOLDINGS LLC
WEWORK INTERCO LLC
WEWORK LA LLC
WEWORK LABS ENTITY LLC
WEWORK LITTLE WEST 12TH LLC
WEWORK MAGAZINE LLC
WEWORK REAL ESTATE LLC
WEWORK SERVICES LLC
WEWORK SPACE SERVICES LLC
WEWORK WELLNESS LLC
WILDGOOSE I LLC
WW 1010 HANCOCK LLC
WW 107 SPRING STREET LLC
WW 11 JOHN LLC
WW 110 WALL LLC
WW 111 WEST ILLINOIS LLC
WW 115 W 18TH STREET LLC
WW 1161 MISSION LLC
WW 120 E 23RD STREET LLC
WW 1328 FLORIDA AVENUE LLC
WW 1550 WEWATTA STREET LLC
WW 1601 FIFTH AVENUE LLC
WW 1875 CONNECTICUT LLC
WW 2015 SHATTUCK LLC
WW 205 E 42ND STREET LLC
WW 210 N GREEN LLC
WW 220 NW EIGHTH AVENUE LLC
WW 222 BROADWAY LLC

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to First Supplemental Indenture]

WW 2221 SOUTH CLARK LLC
WW 240 BEDFORD LLC
WW 25 BROADWAY LLC
WW 312 ARIZONA LLC
WW 350 LINCOLN LLC
WW 379 W BROADWAY LLC
WW 401 PARK AVENUE SOUTH LLC
WW 5 W 125TH STREET LLC
WW 500 YALE LLC
WW 51 MELCHER LLC
WW 520 BROADWAY LLC
WW 535 MISSION LLC
WW 555 WEST 5TH STREET LLC
WW 5782 JEFFERSON LLC
WW 600 CONGRESS LLC
WW 641 S STREET LLC
WW 718 7TH STREET LLC
WW 745 ATLANTIC LLC
WW 79 MADISON LLC
WW 81 PROSPECT LLC
WW 811 WEST 7TH STREET LLC
WW 85 BROAD LLC
WW 995 MARKET LLC
WW BROOKLYN NAVY YARD LLC
WW BUILDCO LLC
WW ENLIGHTENED HOSPITALITY INVESTOR LLC
WW ONSITE SERVICES AAG LLC
WW ONSITE SERVICES EXP LLC
WW ONSITE SERVICES LLC
WW ONSITE SERVICES SFI LLC
WW ONSITE SERVICES SUM LLC
WW PROJECT SWIFT DEVELOPMENT LLC
WW PROJECT SWIFT MEMBER LLC
WW VENDORCO LLC
WWCO ARCHITECTURE HOLDINGS LLC
CD LOCATIONS, LLC
COMMON DESK DE, LLC
COMMON DESK OPERATIONS LLC
COMMON DESK OC, LLC
COMMON DESK WEST 7TH, LLC
COMMON COFFEE LLC
MISSIONU PBC
WEWORK SPACE SERVICES INC.

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to First Supplemental Indenture]

700 NORTH MIAMI TENANT LLC
WEWORK WORKPLACE LLC
3003 WOODBRIDGE AVE TENANT LLC
CREATOR FUND MANAGING MEMBER LLC
WW JOURNAL SQUARE MEMBER LLC
WW JOURNAL SQUARE HOLDINGS LLC
WW 26 JS MEMBER LLC
WEWORK BRYANT PARK LLC
CLUBHOUSE TS LLC

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to First Supplemental Indenture]

655 15TH STREET NW TENANT LLC
1701 RHODE ISLAND AVENUE NORTHWEST TENANT LLC
80 M STREET SE TENANT LLC

By:	/s/ Pamela Swidler
Name:	Pamela Swidler
Title:	Secretary

[Signature Page to First Supplemental Indenture]

WEWORK INC.

By:	/s/ Kurt Wehner
Name:	Kurt Wehner
Title:	Chief Financial Officer

[Signature Page to First Supplemental Indenture]